Exhibit 10.3



                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is entered into as of February 4, 1999, by and between APPLIED CELLULAR TECHNOLOGY, INC., a Missouri corporation (together with its successors and assigns, the "Borrower") and (b) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (together with its successors and assigns, the "Bank").

         All capitalized terms not defined herein but defined in that certain Credit Agreement, dated as of August 25, 1998, by and between the Borrower and the Bank (as the same may be amended, modified, substituted, extended or restated, from time to time, the "Credit Agreement") shall have the meanings given to such terms in the Credit Agreement.

                             Preliminary Statements:

         A. Pursuant to the terms and conditions of the Credit Agreement and the other Credit Documents, the Bank has established a certain Revolving Credit Facility (the "Revolving Credit Facility") in favor of the Borrower in the original principal amount of up to Twenty Million and 00/100 Dollars ($20,000,000.00); and

         B. On or about October 7, 1998, the Borrower created Applied Cellular Technology Financial Corp., a New Hampshire corporation, which is a new wholly-owned Subsidiary of the Borrower (the "New Subsidiary"); and

         C. Section 5.18 of the Credit  Agreement  requires that,  within thirty
(30) days after the creation of any new Subsidiary, the Borrower cause such new Subsidiary to become a Guarantor of the Obligations by executing and delivering certain agreements, documents and instruments which are more particularly described therein; and

         D. The Borrower now requests that (i) the Bank increase the aggregate principal amount available under the Revolving Credit Facility from Twenty Million and 00/100 Dollars ($20,000,000.00) to Twenty Three Million and 00/100 Dollars ($23,000,000.00); and (ii) extend the date by which the New Subsidiary must become a Guarantor to March 31, 1999; and

         E. The Bank is not willing to (i) so increase the aggregate principal amount available under the Revolving Credit Facility or (ii) extend the date by which the New Subsidiary must become a Guarantor, unless and until the Borrower has entered into and agreed to all of the terms and conditions of this First Amendment;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

         1.       Amendments to Credit Agreement.

                  1.1 Amendment to Section 1.01. The definition of "Credit Documents" contained in Section 1.01 of the Credit Amendment is hereby amended, restated and superseded in its entirety as follows:


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                           "'Credit  Documents'  shall mean this Agreement,  the
                  Note, the Guaranty Agreement, the Security Documents and any and all other agreements, guaranties, instruments, documents,
                  certificates,   financing  statements,   powers  of  attorney,
                  consents and filings, whether heretofore, now, or hereafter executed by or on behalf of the Borrower, any Guarantor or any other Person and delivered to the Bank in connection with the
                  Credit,  all  as  may  be  amended,  modified,   supplemented,
                  restated or extended, from time to time."

               1.2  Amendment to Section  2.01(a).  The  reference  contained in
          Section 2.01(a) of the Loan Agreement to "$20,000,000" is deleted and replaced with the following: "Twenty- Three Million and 00/100 Dollars ($23,000,000.00)".

               1.3  Amendment to Section  2.01(b).  The  reference  contained in
          Section 2.01(b) of the Loan Agreement to "$20,000,000" is deleted and replaced with the following: "Twenty- Three Million and 00/100 Dollars ($23,000,000.00)".

         2. First Allonge to Revolving Credit Note. The Borrower shall execute and deliver contemporaneously herewith to the Bank a certain First Allonge to Revolving Credit Note (the "First Allonge to Revolving Credit Note") by and between the Borrower and the Bank which amends the Revolving Credit Note to reflect the increase in the aggregate principal amount available under the Revolving Credit Facility from Twenty Million and 00/100 Dollars ($20,000,000.00) to Twenty Three Million and 00/100 Dollars ($23,000,000.00).
The First Allonge to Revolving Credit Note shall be substantially in the form attached hereto as Exhibit A and incorporated herein by reference.

         3. Reaffirmation of Guaranty Agreement and Security Documents. The Borrower shall cause the Guarantors to execute and deliver contemporaneously herewith to the Bank a certain Reaffirmation of Guaranty Agreement and Security Documents (the "Reaffirmation of Guaranty Agreement and Security Documents") by and between the Borrower and the Guarantors, pursuant to which, among other things, each of the Guarantors reaffirms all of its obligations and liability under the Guaranty Agreement and each of the Security Documents to which each such Guarantor is a party. The Reaffirmation of Guaranty Agreement and Security Documents shall be substantially in the form attached hereto as Exhibit B and incorporated herein by reference.

         4. New Subsidiary - Extension. The Bank hereby extends the date by which the New Subsidiary must become a Guarantor to March 31, 1999, so long as by such date the Borrower shall have complied with all of the requirements of
Section 5.18 of the Credit Agreement with respect to such New Subsidiary.

         5 Ratification of Credit Documents. Subject to the amendments expressly set forth in Section 1 above and in the First Allonge to Revolving Credit Note, the Borrower hereby ratifies and reaffirms all of the terms and provisions of the Credit Agreement and all of the other Credit Documents to which it is a party or by which it or its property is bound, and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect, without change.

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         6. Representations and Warranties. The Borrower hereby acknowledges and confirms that all of its representations and warranties contained in the Credit Agreement and in all of the other Credit Documents are and remain true, correct and complete as of the date hereof as if made as of the date hereof (except as the same may expressly relate to an earlier date, and except as the same may relate or apply to the New Subsidiary). The Borrower represents and warrants to the Bank that if, effective as of the date hereof, the New Subsidiary was to be party to the Guaranty Agreement and the other Credit Documents to which all of the other Guarantors are parties, there would be no breach by the New Subsidiary of any of the representations and warranties contained therein which would have a material and adverse effect on the Borrower and the Guarantors (including the New Subsidiary), when taken as a whole, and there would be no events, circumstances or conditions (financial or otherwise) relating to the New Subsidiary, which would materially and adversely impair the ability of the New Subsidiary to perform or observe all of its respective obligations thereunder, in accordance with the terms thereof.

         7. No Events of Default. The Borrower hereby represents and warrants to the Bank that no Event of Default or Default has occurred and is now continuing under the Credit Agreement or under any of the other Credit Documents, and there does not now exist any circumstance or set of facts, which with the passage of time or the giving of notice or both would constitute or result in an Event of Default or a default under the Credit Agreement or under any of the other Credit Documents.

         8. Conditions Precedent. The obligations of the Bank under this First Amendment are subject to the satisfaction of each of the following conditions precedent, all of which shall be in form, scope and substance satisfactory to the Bank and its counsel:

                  (a) Credit Modification Documents. The Bank shall have received (i) this First Amendment, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for the Bank,
         (ii) the First Allonge to Revolving Credit Note, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for the Bank, and (iii) the Reaffirmation of Guaranty Agreement and Security Documents, executed and delivered by a duly authorized officer of each Guarantor.

                  (b) Corporate Proceedings of the Borrower. The Bank shall have received a copy of the resolutions, in form and substance satisfactory to the Bank, of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment and the First Allonge to Revolving Credit Note, all as certified by the Secretary or an Assistant Secretary of the Borrower as of the date hereof, which certificate shall be in form and substance reasonably satisfactory to the Bank and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (c) Incumbency Certificate for Borrower. The Bank shall have received a certificate, dated as of the date hereof, executed by the Secretary or an Assistant Secretary of the Borrower, certifying (i) as to the incumbency and signature of the officers of the Borrower executing this First Amendment and the First Allonge to Revolving Credit Note, and (ii) since August 25, 1998, there have been no amendments, modifications or other changes to the Certificate of Incorporation and By-Laws for the Borrower, and said Certificate of Incorporation and By-Laws have not rescinded and are in full force and effect as of the date hereof.

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                  (d) Corporate  Proceedings of Guarantors.  The Bank shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Bank, of the Board of Directors of each of the Guarantors authorizing the execution, delivery and performance of the Reaffirmation of Guaranty Agreement and Security Documents, certified by the Secretary or an Assistant Secretary of each such Guarantor as of the date hereof, which certificate shall be in form and substance
         reasonably   satisfactory   to  the  Bank  and  shall  state  that  the
         resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (e) Incumbency Certificates for Guarantors. The Bank shall have received a certificate, dated as of the date hereof, executed by the Secretary or an Assistant Secretary of each of the Guarantors, certifying (i) as to the incumbency and signature of the officers of such Guarantor executing the Reaffirmation of Guaranty Agreement and Security Documents, and (ii) since August 25, 1998, there have been no amendments, modifications or other changes to the Certificate (or Articles) of Incorporation (or Organization) and By-Laws for such Guarantor, and said Certificate (or Articles) of Incorporation (or Organization) and By-Laws have not rescinded and are in full force and effect as of the date hereof.

                  (f) Certificates of Legal Existence and Good Standing. The Bank shall have received certificates of legal existence and corporate good standing for the Borrower and each Guarantor, all of recent date issued by the appropriate governmental authorities.

                  (g) Legal Opinion. The Bank shall have received executed legal opinions of the law firms of Riemer & Braunstein and/or Merra, Kanakis, Creme & Mellor, P.C., counsel to the Borrower and the Guarantors, covering such matters related to the transactions contemplated by this First Amendment as the Bank may reasonably request. Such legal opinion shall be in a form and substance reasonably acceptable to the Bank and its counsel.

                  (h) Reimbursement of Costs. The Borrower shall have paid all legal fees, costs and expenses incurred by the Bank in connection with this First Amendment and the transactions contemplated herein.

         9.       Miscellaneous

                  9.1 No Other Amendments. Except for the amendments expressly set forth in Section 1 of this First Amendment and in the First Allonge to Revolving Credit Note, nothing herein contained shall be construed to modify, amend or otherwise alter any of the terms or provisions of the Credit Agreement or any of the other Credit Documents; and nothing herein contained shall constitute a waiver of or bar to any rights or remedies available to the Bank, or a waiver of any Event of Default under the Credit Documents on any occasion; and nothing herein shall constitute an agreement by the Bank or obligate the Bank to take or refrain from taking any action, and nothing herein shall constitute an agreement by the Bank to give notice to or obtain acknowledgements from any of the parties, on any other occasion, whether similar to or dissimilar from this occasion.


               9.2 Execution; Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and


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         all of which  shall together  constitute  one and the same  instrument.
         This  First    Amendment   shall  become   binding  when  one  or  more
         counterparts   hereof,  individually or taken together,  shall bear the
         signatures of  all  of the parties reflected hereon as the signatories.

                  9.3 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns.

                  9.4 Governing Law. This First Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, notwithstanding any conflict-of-law provisions to the contrary.

         IN WITNESS WHEREOF, the undersigned have executed this First Amendment under seal as of the date first set forth above.

WITNESS:                                 APPLIED CELLULAR TECHNOLOGY,
                                         INC.


 /s/ Paul C. Creme                            /s/ Jerome C. Artigliere
__________________________________       By:____________________________________
Name:                                       Jerome C. Artigliere, Vice President


WITNESS:                                 STATE STREET BANK AND TRUST COMPANY



 /s/                                          /s/ R. Scott Haskell
___________________________________      By:____________________________________
Name:                                       R. Scott Haskell, Vice President




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